Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Statement of Comprehensive Income [Abstract]
Net loss	$ (318,891)	$ (410,036)	$ (258,117)
Other comprehensive income (loss)
Loss on settlements of interest rate cash flow hedges retained in other comprehensive income	0	0	(30)
Change in fair value of interest rate cash flow hedges	0	0	21,297
Losses reclassified into earnings as a result of discontinuance of cash flow hedge accounting	0	0	(5,973)
Total other comprehensive income (loss)	0	0	27,240
Comprehensive loss	$ (318,891)	$ (410,036)	$ (230,877)